Exhibit 10.9

CERTAIN IDENTIFIED INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE OF INFORMATION THAT POWER INTEGRATIONS, INC. TREATS AS PRIVATE OR CONFIDENTIAL.

AMENDMENT NUMBER FOURTEEN TO

WAFER SUPPLY AGREEMENT

This Amendment Number Fourteen (the "Amendment"), is effective as of September 16, 2024 (the "Amendment Effective Date"), and amends the Amended and Restated Wafer Supply Agreement that is effective as of April 1, 2003, as further amended by Amendment Number One that is effective as of August 11, 2004, Amendment Number Two, that is effective as of April 1, 2008, Amendment Number Three, that is effective as of June 9, 2008, Amendment Number Four, that is effective as of June 13, 2008, Amendment Number Five that is effective as of November 14, 2008, Amendment Number Six that is effective as of November 1, 2015, Amendment Number Seven that is effective as of August 8, 2016, Amendment Number Eight that is effective as of July 26, 2017, Amendment Number Nine that is effective as of February 6, 2019, amendment Number 10 that is effective as of December 16, 2019, Amendment Number Eleven that is effective as of December 20, 2019, Amendment Number Twelve that is effective as of September 17, 2020 and Amendment Number Thirteen that is effective as of February 17, 2022 (the "Agreement"), by and between Lapis Semiconductor Co., Ltd., a Japanese corporation having its registered head office at 2-4-8 Shinyokohama, Kouhoku-ku Yokohama 222-8575 Japan (“LAPIS”), and Power Integrations, Ltd. d.b.a. Power Integrations International, Ltd. ("PI") a Cayman Islands corporation having its principal place of business at 4th Floor, Century Yard, Cricket Square, Elgin Avenue, P.O. Box 32322, Grand Cayman K Y 1-1209. Unless specifically designated otherwise, capitalized terms used herein shall have the same meanings given them in the Agreement.

RECITALS

WHEREAS, pursuant to the terms of the Agreement, PI grants to LAPIS licenses of certain of PI INTELLECTUAL PROPERTY for the sole purpose of PI acquiring from LAPIS the [***] of certain [***] products; and

WHEREAS, PI and LAPIS desire to amend the terms of the Agreement; and

WHEREAS, in accordance with Section 18.10 of the Agreement, the Agreement may be amended only by an instrument in writing duly executed by authorized representatives of LAPIS and PI.

Now, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Agreement as follows:

AGREEMENT

1.	Delete Section 24.7.2 and substitute therefor:

24.7.2  The monthly commitment as defined in Article 2.2 of the WSA, to manufacture ([***] and [***]) at [***] shall [***], at maximum. Any changes to the maximum capacity must be agreed in writing by both parties. Any provisions of Article 2.2 of the WSA that conflict with this provision shall not apply after the Amendment Effective Date.

Effective as of the Amendment Effective Date, all references in the Agreement to "the Agreement" or "this Agreement" shall mean the Agreement as amended by this Amendment. Except as expressly amended herein, the terms of the Agreement continue unchanged and shall remain in full force and effect. This Amendment may be executed in one or more counterparts, each of which shall be considered an original, but all of which counterparts together shall constitute one and the same instrument.

[Signatures appear on the next page.]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives, effective as of the Amendment Effective Date,

Kazumasa Wakuno
LAPIS SEMICONDUCTOR CO., LTD.		POWER INTEGRATIONS, LTD. d.b.a. POWER INTEGRATIONS INTERNATIONAL, LTD.
Signature:	/s/ Kazumasa Wakuno	Signature:	/s/ Sunil Gupta
Name:	Kazumasa Wakuno	Name:	Sunil Gupta
Title:	President	Title:	President
Date:	1/19/2025	Date:	1/7/2025